UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2025

ISQ Open Infrastructure Company LLC

(Exact name of registrant as specified in its charter)

Delaware	000-56735	33-2876284
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Brickell Avenue, PH, Miami, FL	33131
(Address of principal executive offices)	(Zip Code)

(786) 693-5739

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On January 6, 2026, ISQ Open Infrastructure Company LLC filed a Current Report on Form 8-K under Items 3.02, 8.01 and 9.01 (the “Original Report”). The Original Report inadvertently disclosed incorrect Transactional NAVs for the Series I shares and hereby amends and restates the disclosure in each section and exhibit in the Original Report.

Item 3.02 Unregistered Sales of Equity Securities.

As of December 1, 2025, ISQ Open Infrastructure Company LLC (the “Company”) issued and sold the following unregistered shares of the Company to investors for cash:

Class	Number of Shares Sold*	Aggregate Net Consideration*
Series I
F-STE Shares	42,208	$1,215,000
F-DTE Shares	-	-
F-ITE Shares	3,642	105,000
F-JTE Shares	80,568	2,322,000
STE Shares	-	-
DTE Shares	-	-
ITE Shares	-	-
JTE Shares	-	-
ETE Shares	-	-
Series II(1)
F-S Shares	174,130	5,013,750
F-I Shares	28,097	810,000
F-J Shares	461,345	13,288,000
E Shares	3,384	100,000

(1)	Only reflects share classes outstanding as of December 1, 2025 held by parties other than the Company.

*	Share and dollar amounts rounded to the nearest whole number.

The Company issued such shares for total aggregate net consideration of $22,853,750 (the “Proceeds”). The offer and sale of the shares above were exempt from the registration provisions of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2), including Regulation D (for sales to accredited investors) and/or Regulation S (for sales to non-U.S. investors outside of the United States) thereunder.

Item 8.01 Other Events.

Asset Acquisitions

During the month of December 2025 the Company increased its holdings in existing portfolio companies.

Transactional Net Asset Value

On December 24, 2025, the operating manager of the Company determined the Transactional Net Asset Value per share, being the price at which sales of the Company’s shares are made, of the following classes of the Company’s shares as of December 1, 2025:

Class	Monthly Transactional Net Asset Value	Number of Shares Outstanding	Transactional Net Asset Value per Share as of December 1, 2025
Series I
F-STE Shares	$1,884	65,447	$28.79
F-DTE Shares	11,516	400,110	28.78
F-ITE Shares	1,078	37,378	28.83
F-JTE Shares	14,364	498,388	28.82
STE Shares	3	110	28.77
DTE Shares	3	110	28.80
ITE Shares	3	110	28.81
JTE Shares	3	110	28.79
ETE Shares	2	80	29.60
Series II(1)
F-S Shares	7,905	274,564	28.79
F-I Shares	5,177	179,572	28.83
F-J Shares	69,168	2,401,443	28.80
E Shares	11,069	374,549	29.55

(1)	Only reflects share classes outstanding as of December 1, 2025 held by parties other than the Company.

*	Share and dollar amounts rounded to the nearest whole number.

For additional information, please see additional details included in Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

99.1	Net Asset Value as of December 1, 2025
104	Cover Page Interactive Data File, formatted in Inline XBRL

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISQ OPEN INFRASTRUCTURE COMPANY LLC

By:	/s/ Starr Frohlich
Name:	Starr Frohlich
Title:	Principal Financial Officer

Date: January 8, 2026

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